SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                               FORM 8-K/A

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):January 16, 2005

                        IMPLANTABLE VISION, INC.

       (Exact name of registrant as specified in its charter)



           UTAH                  0-10315               95-4091368
     (State or other         (Commission            (I.R.S. Employer
     jurisdiction of          File Number            Identification #)
     incorporation)

         7609 Ralston Road, Arvada, Colorado             80002
        (Address of principal executive offices)      (Zip Code)

   Registrant's telephone number, including area code: (303)422-8127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

     On December 16, 2005, the Company entered into a Plan and Agreement of Reorganization with JIG JIG, LLC (JIG) and its interest holders whereby the interest holders of JIG received 30,000,000 shares of Common Stock in exchange for 100% interest in JIG. JIG is merging into BT Acquisitions, Inc. a newly formed subsidiary of Registrant. JIG holds intellectual property regarding implantable ocular lenses which correct vision and which, in application, avoid many of the disadvantages or limitations of laser alterations of the cornea. The intellectual property has not yet been FDA approved nor is it commercialized, and the Company intends to raise approximately $4,000,000 in a combination of debt and equity to capitalize its plan to commercialize its intellectual property and to achieve FDA approvals required.

         As a result of the Plan and Agreement of Reorganization, the Company received $475,000 in capital with which it settled all of the existing outstanding debt of the Company. Concurrently, the Company purchased 300,000 shares of common stock from Jon & Cathy Elliott for retirement to treasury.




Section 2 - Financial Information


Item 2.02 Results of Operations and Financial Condition

The Company received the Audited Financial Statements of JIG JIG, LLC which are attached hereto as Exhibit 99.1. JIG JIG, LLC was acquired pursuant to a Plan and Agreement of Reorganization on December 16, 2005. The Pro Forma Consolidated Financial Statements, post transaction, with JIG JIG, LLC are attached hereto as
Exhibit 99.2 and show the financial condition of the Company post closing with JIG JIG, LLC. concurrent with closing $475,000 was contributed to capital to settle the old debt of the Company, and all of the old debt of the Company was eliminated, (approximately $609,396). As a result of the JIG JIG LLC acquisition, $29,607 in new debt was assumed.

Section 3 - Securities Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     The Company has issued 30,000,000 shares of Common Stock to interest holder of JIG JiG, LLC pursuant to the Plan and Agreement of Reorganization with JIG JIG, LLC (JIG), in exchange for 100% of JIG. 5,000 shares each have been issued to Wesley Whiting and Redgie Green as compensation for services as Directors in 2005. The Company relied on the exemption from Registration under Sections 4(2) and 4(6) of the Securities Act of 1933 for the issuance of the shares.


Item 3.03 Material Modification to Rights of Security Holders

     The Company has amended the Designation of Rights and Preferences of its Series A Preferred Stock to renew the conversion privilege to Common Stock and amend its terms. The holders of the Series A Preferred have unanimously approved the amendment. The amendment provides that Series A Preferred Stock holders have the right to convert to units on the basis of one share of Preferred to a unit consisting of 16 shares of Common Stock and 4 Class A warrants exercisable at $2.00 per Common Share and 4 Class B Warrants exercisable at $5.00 per Common Share. The components of each unit are separable and separately transferable.

     No single holder of Series A shall be allowed to exercise its conversion privilege to an extent that immediately following the conversion, the holder would be beneficial owner of more than 9.999% of the outstanding Common Stock of the Company, after such conversion. Such restriction shall be continuing, but shall not prevent the exercise of the conversion privilege by a holder up to an amount that when combined with existing holdings, would not exceed 9.999% of the Company.


The amendment has been filed with the Secretary of State of Utah.

Section 4 - Matters Related to Accountants and Financial Statements


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the Plan and Agreement of Reorganization (Agreement) executed on December 16, 2005, the Company has experienced a Change of Control. The Company has authorized issuance of a total of 30,000,000 shares pursuant to the "Agreement". Thirty million shares are authorized to be issued as follows:


Name                                        Shares Owned               Percent
----                                        ------------               -------

George Rozakis                              3,521,964                 11.58%

Rozakis Family, LLC                         3,500,000 (1)             11.52%

Rozy Ventures, II                           3,044,703 (2)             10%

Jerry Kaeni                                 8,666,667                 28.5%

Igor Valyunin                               7,266,667                 23.9%

Alex Hatsis                                 2,000,000                  6.5%

Kavouria, LLC                               2,000,000(2)               6.5%

William Rozakis                             5,044,703(2)              16.5%

(1) Controlled by Betty and George Rozakis, the aggregate of the Rozakis family beneficial holdings is 23.1%.

(2) Kavouria LLC and Rozy Ventures LLC are managed by William Rozakis, for whom the aggregate beneficial holdings are deemed to be 16.5%.


Note: The percentages shown assume the retirement per the Plan and Agreement of Reorganization of 300,000 Common Shares and no conversion of Series A Preferred Stock.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year


     The Company has amended the Designation of Rights and Privileges of the Series A Preferred Stock as discussed in 3.03 above.

Section 6 - [Reserved]


Section 7 - Regulation FD


Section 8 - Other Events


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


3.6 Articles of Amendment, Amendment to Designation of Rights and Preferences of Series A Preferred Stock, as filed with Secretary of State of Utah.

99.1 Audited Financial Statements of JIG JIG, LLC for periods ended November 30, 2005 and December 31, 2004 and December 31, 2003

99.2 Pro Forma Consolidated Financial Information as of November 30, 2005, including JIG JIG, LLC, (post reorganization).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           IMPLANTABLE VISION, INC.




                                          By: /s/ William Rozakis
                                              ------------------
                                             William Rozakis, Secretary

Date: January 20, 2005